
RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Rand Logistics, Inc.
NASDAQ: RLOG
BB&T Capital Markets Transportation Conference
February 17, 2011



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 16, 2010.

RAND LOGISTICS, INC.

Introduction



- **Laurence S. Levy, Chairman & Chief Executive Officer**
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- **Edward Levy, President**
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- **Captain Scott F. Bravener, Director & President**
  - 15 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- **Joseph W. McHugh Jr., Chief Financial Officer**
  - Over 25 years of CFO/Controllership experience in middle market manufacturing and service companies
  - Significant experience in closing complex financings, acquisitions and divestitures, as well as SEC and Lender Financial Reporting
- Management and Directors collectively own approximately 13% of the Company

RAND LOGISTICS, INC.

Company Overview



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes
- Over 95% of business under long-term contract insulates from any significant pricing pressure
- High barriers to entry
- Increasing market share, due to cost-efficient operating model, size and composition of fleet (i.e. river class, bow booms) and scheduling flexibility
- Strategy of diversifying and balancing products carried and end markets served
- Fuel surcharges protect against rising fuel prices
- Strong track record of accretive acquisitions

Favorable Asset Mix



Self-Unloading Bulk Carriers (12)



- Most efficient means of shipping on the Great Lakes
- Faster to load and unload; no on-shore operators; ideal for short hauls
- Represents over 85% of Rand's capacity

Bulk Carriers (3)



- Ideal for long duration grain shipments and iron ore backhaul
- Cheaper to operate over long distances; requires land-side operators to unload
- Limited market competition, 19 Canadian vessels versus 120 two decades ago



High Barriers to Entry

- Jones Act
  - Limits competition to domestically constructed vessels and local operators
- Jones Act Compliant New Builds Not Economically Feasible
  - Current freight rates and construction costs do not justify investment
  - Last self-propelled Great Lakes vessel built 20 years ago
  - Fresh water use extends vessel life
- Foreign builds for Canadian flagged river class market not economically feasible



Favorable Market Demand Imbalance

Annual Self-Unloader River Class Carrying Capacity versus Great Lakes Flag Limestone Carriage



Tons (mm)
43
38
33
28
23
18
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
15-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE – Great Lak
ANNUAL LIMESTON CARRIAGE – Grea Lakes
ANNUAL RIVER CLASS CARRYING CAPACITY (EST.)

16 BOATS

10 BOATS

RAND LOGISTICS, INC.



Leading Self-Unloader Market Share



U.S. Flag Great Lakes
River Class Fleets



Rand

American Steamship

Interlake Steamship



Canadian Flag Great Lakes
River Class Fleets



Rand

Algoma Central

Upper Lakes Shipping

RAND
LOGISTICS, INC.



Diversified Freight & Customers

Long-term contracts provide insulation from any significant pricing pressure.

Sample Key Customers:

Parrish & Heimbecker, Limited

Cargo Mix
FY2011 December YTD



Slag 1.1%
Pet Coke 0.6%
Oxide 0.6%
Coke 0.3%
Grain 10.6%
Salt 12.5%
Aggregates 44.3%
Ore 13.7%
Coal 16.3%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.



Able to Leverage Customer Network

Existing customer network based on long-term relationships create operating efficiencies and limits competitor penetration



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
Thunder Bay
MINNESOTA
LAKE SUPERIOR
Duluth
Superior
Marquette
Sault Ste. Marie
Bruce Mines
Thessalon
Drummond Island
Port Inland
Brevort
Cedarville
Calcite
Stoneport
Meldrum Bay
Badgeley Island
ONTARIO
Escanaba
WISCONSIN
Charlevoix
Alpena
LAKE HURON
Midland
Green Bay
Manistee
Ludington
Saginaw
Goderich
Toronto
LAKE ONTARIO
Hamilton
Port Colborne
Buffalo
MICHIGAN
Sarnia
Nanticoke
NEW YORK
Marysville
LAKE MICHIGAN
Muskegon
Grand Haven
Holland
Milwaukee
Detroit
Windsor
Conneaught
Ashtabula
LAKE ERIE
Cleveland
Toledo
Marblehead
Chicago
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND
LOGISTICS, INC.


RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Financial Review

Business Economic Model Metrics



	12 Months Ended 3/31/10	9 Months Ended 12/31/10	9 Months Ended 12/30/09
Sailing Days	3,143	3,154	2,977
Freight Revenue/Sailing Day	$27,087	$27,281	$27,168
Vessel Operating Expenses less Fuel and Other Surcharge Revenue/Sailing Day	$15,763	$17,120	$15,553
Repairs and Maintenance Expenses/Sailing Day	$1,692	$37	$264
G&A (in millions)	$9.7	$7.1	$6.8
Average F/X Rate	$0.919USD/CAD	$0.974USD/CAD	$0.903USD/CAD

RAND LOGISTICS, INC.



Summary Historical Financial Results

Consistently generating profit growth from operational improvements across the fleet and capital expenditures in prior periods



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$/Day
30,000
25,000
20,000
15,000
10,000
5,000
0
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,198
$17,241
$3,008
$1,401
FY2007
FY2008
FY2009
FY2010
LTM Dec 2010

Sailing Days	**2,714**	**2,883**	**3,148**	**3,143**	**3,320**

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND
LOGISTICS, INC.

Trailing 12-month Operating Income Before D&A





Operating Income Plus Depreciation and Amortization*
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
Trailing 12-month Operating Income Before Depreciation and Amortization

* Excludes GE Amendment Fee of $446K incurred in Q1 & Q2 of FY2010

RAND LOGISTICS, INC.



Growth Initiatives – Vessel Repowering

- Work is underway and on budget for the SS Michipicoten repowering project, which began on December 16, 2010
- We estimate that the vessel will be fully operational in the spring of 2011
- We are expecting an unlevered ROIC in the mid-teens on this investment. The project benefits include:
  - Reduced manning
  - Lower fuel costs
  - Greater speed
  - Maintenance holiday
- Including this repowering project, over the past ten years, Rand has invested more than $60 million of capital into its vessels to improve their efficiency and extend their useful life

RAND LOGISTICS, INC.



Growth Initiatives - KKIS Acquisition

- We recently announced our acquisition of two Jones Act compliant, self-unloading integrated tug/barge units from KK Integrated Shipping
- The acquisition of these vessels allows us to continue modernizing our fleet and expand at a price well below replacement cost
- These vessels are in excellent structural condition and their addition to our fleet does not require us to add any shore side SG&A
- Given our current order book as well as additional customer demand expected in conjunction with the KKIS acquisition, the two vessels are currently fully contractually booked for the upcoming sailing season
- The acquisition was structured with $35.5 million cash paid at closing, (including $31.0 million financed with third party debt), $5.1 million of attractively priced junior seller paper and 1.306 million shares of the Company's common stock
- We expect that this acquisition will add between $.25 to $.30 in free cash flow per common share for our fiscal year ending March 31, 2012

RAND
LOGISTICS, INC.



Fiscal Year 2012 Earnings Outlook

- The highly strategic KKIS acquisition and our vessel repowering will allow us to optimize the utilization of our entire fleet and better serve the needs of our customer network
- Projecting that operating income plus depreciation and amortization will be between $34 and $36 million and that free cash flow per common share will be between $1.15 and $1.30 per common share for the year ending March 31, 2012
- Potential to see free cash flow per common share increase by a further 10% for the year ending March 31, 2013
- We remain committed to evaluating and pursuing a variety of in-market growth opportunities which will enhance our competitive position

RAND LOGISTICS, INC.

FY 2012 Projections



The following chart highlights the company's projected FY2011 financial results and provides FY2012 guidance


$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$24.9
($5.4)
($1.4)
$6.8
$24.9
$2.2
$7.0
$36.0
$34.0
$19.0
$17.0
Dec YTD Actual EBITDA
Q4 FY11 Forecast
Incentive comp
Elim of major mechanical issue, recovery in Can Salt demand & organic growth
FY11 Pro Forma Excluding Operating issues*
Mich Repowering
KK EBITDA
FY12 Prelim Guidance
FY12 Free Cash Flow Guidance

As of December 31, 2010, Rand had tax loss carry forward of $28.9 Million
Pro Forma for the Kuber transaction, there are 14.8 million shares outstanding.
* Excludes $0.8M related to the Kuber vessels

RAND LOGISTICS, INC.

Capital Structure



(U.S. Dollars 000's)	12/31/2010	12/31/2009	12/31/2010 Pro Forma for KKIS Acquisition
Cash and cash equivalents	$12,021	$8,528	$7,521
Total current assets	$34,318	$25,636	$29,818
Total assets	$178,052	$159,687	$218,552
Revolver outstanding (seasonal)	$0	$4,879	$0
Long-term debt (includes current portion)	$80,782	$62,359	$113,282
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900	$14,900
Total stockholders' equity	$64,204	$59,185	$70,704
F/X Rate at the end of period	$1.005USD/CAD	$0.951USD/CAD	$1.005USD/CAD

RAND LOGISTICS, INC.